China Executive Education Corp.

Company Profile & Prospects

OTC BB: **CECX**

Disclaimer

This presentation is not an offering document and is distributed strictly to accredited and approved investor parties and is not to be distributed to any other party without the express consent of the Company. The Company makes no express or implied warranties whatsoever. The forward-looking statements contained herein depend on many factors that may not be foreseen or predicted at the moment and the assumptions underlying the forward-looking statements are subject to changes in the future. The actual operation results may vary significantly from the forward-looking statements. Significant risks are involved in investing in the Company.

Company Profile – Business Overview

- **China Executive Education** (OTCBB: CECX), a China-based executive training company designed to fit the needs of Chinese entrepreneurs with classes to improve their skills on Marketing, Sales, Public Speaking, Leadership, Business Motivation and a different variety of Business Management skills.

- Founded in April 2009, the Company is a fast-growing executive education service provider in China. In its fiscal year 2009 with 9 months of operation, the Company has generated $9.1 million of sales revenue and $3.3 million of net profit.

- The Company provides open-enrollment training programs, which include its proprietary training courses and featured lectures, targeted on Chinese business owners and executives. In 2009, there have been 2,874 trainees enrolled into the Company's training programs.



Company Profile - Our Vision and Goals

Maintain our position as the Top Executive Education provider in China, with the goal of becoming the Leading player professional training industry in China.

- Recognized brand name and reputation on the regional and national levels.

- Elite customer base, which consists of the corporation executives and private business owners from different business sectors cross the region.

- A capable management team with proven track record, which has successfully taken the company off the ground and made profit in the first 9 month in operation.

China Executive Education Corp. is ready to capitalize the growth opportunity in China and bring the Company to the next level.

Company Profile – Equity Snapshot

Ticker Symbol (OTC BB)	CECX
Share Price (06/30/2010)	$2.14
Market Capitalization (06/30/2010)	$48.50 million
Average volume	1,800
Shares Outstanding	22.66 million
Insider Ownership	92%
Fiscal Year End	December 31
2009 Revenue	$9.14 million
2009 Net Income	$3.31 million

Leadership is Everything





China Executive Education will pave the way for the Chinese entrepreneurs who would like to have greater success going forward and help them go international easier.

We hold 2 Sales Presentations a month in China



领导力决定一切
追求卓越 总裁研习会
LEADERSHIP MAKES EVERYTHING
约翰·麦斯威尔
John C. Maxwell
梁凯恩
Rocky Liang
ForBoss



Global Business
Leaders Summit
2010全球企业家领袖峰会
SHANGHAI CHINA
GLOBAL LEADERS SUMMIT
ForBoss

World Masters


ForBoss
John
Gray


ForBoss
John
C.Maxwell
世界领导力大师
约翰 . 麦斯威尔


ForBoss
Colin Luther
Powell
科林 . 卢瑟 . 鲍威尔


ForBoss
Tom
Peters
世界管理大师
汤姆 . 彼得斯

World Masters


ForBoss
Joe
Girard
乔．吉拉德


ForBoss
Mark Victor
Hansen
马克．汉森


ForBoss
Anthony
Robbins
安东尼．罗宾


ForBoss
Stephen
Covey
史蒂芬．科维

Products



中国企业家培训集团
CHINA EXECUTIVE EDUCATION CORP
MAGIC YOUR LIFE
ForBoss
FORBOSS BUSINESS MENTOR GROUP
GLOBAL★ LEADERS SUMMIT
MAGIC YOUR LIFE
MAGIC YOUR LIFE 超越极限

Products

中国企业家培训集团
CHINA EXECUTIVE EDUCATION CORP

7 Essential Classes For CEO

1、Magic Your Life
2、Public Speaking
3、Negotiation
4、Leadership
5、Marketing
6、Motivation
7、Exceeding Warren Buffet Investing

MAGIC YOUR LIFE 超越极限

Products


MAGIC 超越极限
ForBoss
富布斯导师商学院
aigo 爱国者
Albert
中国第一潜能激发大师
许伯恺
Rocky Liang
亚洲首席超级演说家
梁凯恩
让一亿人生命亮起来
MAGIC YOUR LIFE
www.magicyourlife101.com
www.101goals.cn

101 Goals

Products



MAGIC YOUR LIFE 超越极限
Jack Chen
亚洲行销之神
Rocky Liang
Marketing
总裁行销学
ForBoss
MARKETING FOR CEOS




Global Business Leaders Summit


s Summit




(Rocky Liang)




Leaders Summit




s Leaders Su






Venus






梁凯恩






Venus
Men
Mars














Summary Balance Sheet

In $ US Dec 31, 2009

Cash	$ 6,381,770	Current Liabilities	$ 4,849,558
Accounts Receivable	$ 33,324	Advance from customers $ 3,628,810	
Prepaid Accounts	$ 731,365	Accrued wages and benefits $ 90,419	
Total Current Assets	$ 1,008,565	Corporation income and business taxes payable $ 537,541	
Property,Plant,and Equipment	$ 178,874	Other Payables $ 592,788	
(Other Assets)			
		Stockholder's Equity	$ 3,579,295
		Common Stock $ 87,871	
		Statutory Reserve $ 358,026	
		Retained Earnings $ 3,131,806	
		Other Compensation $ 1,591	
		Minority Interest	($ 94,955)
Total Assets	$ 8,333,898	Total Liabilities	$ 8,333,898

Company Profile- Financial Highlights

in USD	2009
Revenue	$9.14
Gross Profit	$5.81
Gross Margin	63.57%
Net Profit	$3.31
Net Profit Margin	36.21%

in USD	2009
Current Asset	$8.16
Shareholder's Equity	$3.58
Total Asset	$8.33



10
9
8
7
6
5
4
3
2
1
0
9.14
5.81
3.31
Revenue
Gross Profit
Net Profit



9
8
7
6
5
4
3
2
1
0
8.16
3.58
8.33
Current Asset
Shareholder's Equity
Total Asset

Robust Revenue Growth


$ 3,489,832
$ 2,368,865
$ 798,033
$ 752,572
$3,500,000
$3,000,000
$2,500,000
$2,000,000
$1,500,000
$1,000,000
$500,000
$0
2nd/2009
3rd/2009
4th/2009
1st/2010
Net Income


$ 9.14 m
$ 5.50 m
$ 4.45 m
$ 1.87 m
$10.00
$9.00
$8.00
$7.00
$6.00
$5.00
$4.00
$3.00
$2.00
$1.00
$0.00
2nd/2009
3rd/2009
4th/2009
1st/2010
Revenue

Enrollment & Fee Payment



1600
1400
1200
1000
800
600
400
200
0
392
$2.70
889
$4.22
1,593
$5.84
1,564
$4.45
2nd Qr 2009
3rd Qr 2009
4th Qr 2009
1st Qr 2010
Enrollment (Unit: Student)
Fee Payment (Unit: $ US Million)

Business Model – Open-Enrollment Executive Education

-A market leader in the most developed region, expanding from Shanghai to all major inland cities through aggressive telemarketing and open-enrollment program.



N
75°
90°
105°
120°
135°
45°
30°
15°
Irtysh R.
Ob' R.
Yenisey R.
Russia
Angara R.
Lake Baikal
Argun' R.
Amur R.
Lake Balkhash
Hailar
Qiqihar
Harbin
Burqin
Karamay
Yining
Urumqi
Mongolia
Changchun
Shenyang
Kashi
China
North Korea
Hohhot
Beijing
Tianjin
Dalian
Yumen
Huang R.
Shijiazhuang
Yantai
South Korea
Pak.
Yinchuan
Taiyuan
Qingdao
Indus R.
Golmud
Xining
Jinan
Lanzhou
Lianyungang
Yellow Sea
Shiquanhe
Xi'an
Zhengzhou
Nanjing
Shanghai
Hefei
Hangzhou
Yangtze R.
Wuhan
Brahmaputra R.
Lhasa
Chengdu
East China Sea
Nepal
Chongqing
Nanchang
Changsha
Bhutan
Fuzhou
Formosa Strait
Ganges R.
Guiyang
Xiamen
Taiwan
Bangladesh
Kao hsiung
India
Kunming
Xun R.
Guangzhou
Irrawaddy R.
Nanning
Hong Kong
Macau
Thanlwin R.
Vietnam
Laos
Zhanjiang
Bay of Bengal
Myanmar (Burma)
Mekong R.
Gulf of Tonkin
Haikou
Hainan
Philippines
Luzon
500 km
500 mi
Thailand
South China Sea
©1997 MAGELLAN Geographix℠
(805) 685-3100 www.maps.com
Cambodia







优势谈判进阶授证班

Business Model – Proprietary Education Program

- We derive our sales revenue from selling our proprietary training courses, which include a core packed course, named "Seven Essential Classes for Business Executives, and 3-Year Membership Business College named "ForBoss Business Mentor" and others.
- The program is aimed at improving the trainee's leadership skill, management skills and marketing skills, as well as bottom-line results.
- We sell our training programs through our own sales team which consists of 220 self-motivated sales staff. We also promote our services through the internet. Our websites are www.magicyourlife101.com.
- We also sell our training courses in video and audio package through book stores in China's airport.




中國CEO

Product Cycle


"China Executive Education"
Currently at this phase
"Maturity" Stage
"Decline" stage
Introduction
"Growth" Stage

Growth Strategy

IN THE NEXT 12 MONTHS (In Fiscal Year 2010 to 2011), THE COMPANY INTENDS TO

- Continue the accelerated growth by Increasing the Sales Representatives and train them to the best level as we can.
- Expand gross and net profit margins by Expanding Course Offerings.
- Promote market awareness of the Company's **brand** name/service, thereby increasing brand recognition as well as penetrating new markets, such as Books, DVD & a Proposed TV Show "Super Speaker" (Coming up in 2011), the Movie "Who is the next Magic?" based on founder: Rocky's true story (Coming up at the end of Year 2010)
- Look Forward to Collaborate with other education consulting companies in different regions of China.
- Expand our networks into the commercial cities of China to 105 Locations.

Investment Considerations

China's Booming Economy

- According to the World Bank, China's nominal gross domestic product, or GDP, grew from RMB 9.9 trillion ($1.3 trillion) in 2000 to RMB 33.5trillion ($5.36trillion) in 2009, and became the third largest in the world, with a compound annual growth rate close to 10% in the period, faster than the world average.
- The Company currently covers 2 largest and most economically prosperous cities in South China.



China's GDP & Annual Growth Rate
GDP (RMB Trillion)
Growth Rate %
GDP (RMB in Tril)
35
30
25
20
15
10
5
0
12.03
13.58
15.99
18.39
20.94
25.73
30.07
33.5
9.1
10
10.1
10.4
10.7
13
9
8.7
2002 2003 2004 2005 2006 2007 2008 2009
Year

China's rapid economic growth led to a rapid increase in both industrial consumption and consumer spending.

Investment Considerations

Increasing Demand for Professional Education in China

- China has become the largest education market in the World, according to

According to the Report of Investment Analysis and Prospect of China Training Industry 2010-2015 by China Investment & Industry Research Center in January 2010, there were approximately 31.5 million of small and middle-sized business in China.

It is estimated that by 2012, the number of small and middle-sized company will reach approximately 50 million. The business owners and executives are eager to improve their skills of management, leadership, marketing, negotiating and investment skills.

China's Education Expenditure (in RMB bil.)



1400
1200
1000
800
600
400
200
0
2000
2001
2002
2003
2004
2005
2006
2007

Rapid increase in domestic demand and urbanization of China Economy will drives the growth of China's advertising industry

Company Profile - Management Team

- **Kaien Liang**, 37, Chairman and CEO. Before establishing the company, he has served as president of Singapore Magic of Success Training Co., Ltd from 2004 to 2006. Prior to that, Mr. Liang worked as Marketing Director at Asia Magic Your Life Group between 2000 and 2003, and Marketing Director of *Success Magazine* in Taiwan from 1997 to 2000. Mr. Liang holds 14 internationally accredited certificates in respect of negotiation, marketing, sale, public speaking, customer service, etc. His total audience exceeds 500,000. His books, 《Never Say Impossible》 《Who is the Next Magic》 have been published and sold well in thousands.
- **Pokai Hsu**, 38, Chief Operating Officer. He joined Asia Magic Your Life Group in 2003. Before that, He has served as the General Manager at Beijing Hongyuan Yintong Cultural Press Co., Ltd. for two years. Prior to that, he worked in Du Yunsheng Consulting Co., Ltd. as the Chief Consultant for 2 years. Mr. Hsu is a master for potential motivating. By integrating his learning and achievements in motivational training in UK, USA, and Japan, Mr. HSU has created an efficient training system in unleashing employee potential. He has given lectures for over 2,300 times in the last 8 years, with the audience of over 200,000. In 2006, his bestseller, 《How to Be No.1 in China》， broke the Guinness record on sale of book signing event.
- **Tingyuan Chen,** 44, Chief Strategy Officer. Prior to joining Asia Magic Your Life Group in 2003, he worked for Steve Chen Training Entity as a lecturer for 4 years. As a student of Mr. Abraham, the world "marketing wizard", Mr. Chen specialized in teaching and coaching people in time management and strategic decision. Mr. Chen was graduated from National United University in Taiwan in 1986.
- **Zhiwei Huang,** 42, Chief Financial Officer of the Company. Mr. Huang joined the company in April, 2009. Prior to that, he has served as Financial Manager in Hangzhou Tai-Yang-Shen Marketing Co., Ltd. for 16 years. Before that, he served as Accountant in Zhejiang Hangzhou Shipping Corp between 1989 and 1993. Mr. Huang was graduated from Wuhan River Transport College in 1989 and graduated from Zhejiang University of Finance & Economics in 2004.

Investment Considerations

Company's Competitive Advantage (Why You should Invest in CECX)

1. Cash Cow Business. (High Profit Margin)
2. No Long-Term Debt.
3. Large and Growing Market.
4. Highly Efficient and Effective Training System Internally.
5. Strong Financial Performance and Impressive Margins.
6. Experienced Management Team with Proven Track Record.
7. Great Leader with Great Visions.
8. Great Marketing: Synergy (DVD, Books, TV Shows, Movies linked to the company)
9. Excellent Sales Team and Sales Channels / Distributions
10. Trading at a significant Discount compared to both China dn US comparables.

Undervalued compared to Peer Group --- June 30, 2010

Selected Company	Ticker Symbol	Stock Price($)	Mark.Cap ($M)	EPS (ttm)	P/E (ttm)	P/S (ttm)	Qtrly YoY Revenue Growth
China based U.S. listed comparables							
New Oriental Education & Technology	EDU	$97.51	$3,680.86	1.93	50.38x	10.46x	36.20%
China Distance Education	DL	$3.20	$110.80	0.01	400.00x	3.58x	10.90%
China Cast Education	CAST	$5.94	$273.50	0.38	15.50x	5.07x	41.60%
ATA, Inc.	ATAI	$3.24	$71.60	- 0.06	-	2.03x	59.10%
ChinaEDU Corporation	CEDU	$7.03	$112.60	0.27	25.85x	2.53x	7.50%
China Education Alliance	CEU	$4.27	$115.00	0.57	7.48x	3.57x	5.00%
Average					83.20x	4.54x	26.72%
U.S. based U.S. listed comparables							
Apollo Group Inc	APOL	$46.97	$7,100.00	4.00	17.74x	1.57x	23.10%
DeVry Inc.	DV	$57.00	$4,060.00	3.40	16.79x	2.20x	28.70%
Strayer Education Inc.	STRA	$234.00	$3,260.00	8.17	28.64x	5.92x	26.90%
Average					21.05x	3.23x	26.23%
China Executive Education (2010 Estimate)	**CECX**	**$2.14**	**$45.20**	**0.31**	**10.00x**	**2.26x**	**50.00%**

Thank you for your time.

We look forward to reaching our growth objectives with your support.